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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 29, 2002
                Date of Report (date of earliest event reported)

                         Commission File Number 1-13873
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                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)

         Michigan                                       38-0819050
(State of incorporation)                   (IRS employer identification number)

             901 44th Street,                               49508
         Grand Rapids, Michigan                          (Zip Code)
(Address of principal executive offices)

                                 (616) 247-2710
                         (Registrant's telephone number)

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ITEM 5. Other Events

Steelcase Inc. ("the Company") currently has long-term debt ratings of BBB+ from Standard & Poor's ("S&P") and Baa3 from Moody's Investors Service ("Moody's"). The Company's US$ 400,000,000 multicurrency commercial paper program is rated A-2 from S&P and Prime-3 from Moody's.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   STEELCASE INC.

Date: October 29, 2002

                                                      /S/ JAMES P. KEANE
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                                                          James P. Keane
                                                       Senior Vice President
                                                    and Chief Financial Officer
                                                   (Duly Authorized Officer and
                                                   Principal Financial Officer)